SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                         March 28, 2005 (March 23, 2005)
                         -------------------------------


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                      0-7501                 81-0214117
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 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)

  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)

                                  404-231-8500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12).

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2005 we entered into an agreement whereby, Ruby Mining Company d/b/a Admiralty Corporation, and Corazon & Corazon agree to split, after arresting a wreck site area, all the findings in approximately the following manner (after project expenses), Corazon - 40%, Admiralty - 60%. This joint venture is formed for the purpose of managing the exploration and recovery of valuable shipwrecks and cargos and other underwater cultural heritage ("property") at a number of sites to be referred to as Project Orange.

A copy of this agreement is attached as Exhibit 10.3.


ITEM 7.01 REGULATION FD DISCLOSURE NEWS RELEASE: RUBY MINING COMPANY ARRESTS SHIPWRECK IN CARIBBEAN.

See copy of the news release, "Ruby Mining Company Arrests Shipwreck in Caribbean" attached hereto.

ITEMS 9.01 FINANCIAL STATEMENTS AND EXHIBITS

( C ) EXHIBITS

10.3  Joint Venture Agreement with Corazon & Corazon



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             RUBY MINING COMPANY
                                             (Registrant)


Dated: March 28, 2005                        By     /s/  G. Howard Collingwood
                                                  ------------------------------
                                                  G. Howard Collingwood
                                                  Chairman and CEO


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               RUBY MINING COMPANY ARRESTS SHIPWRECK IN CARIBBEAN

ATLANTA, MONDAY, MARCH 28, 2005 (PRIMEZONE)- Ruby Mining Company (OTCBB: RUBM), conducting operations through its subsidiary, Admiralty Corporation (Admiralty), announced today that it has arrested a 30 square mile area, in international waters, in the Caribbean, which it believes contains at least one ship wreck from the sixteenth or seventeenth century. Several dives on the wreck site and the surrounding area resulted in the discovery of 28 cannons; 5 anchors; cannon balls; musket balls; lead sheathing; bronze spikes; a rusted iron piece, thought to be a rudder pintle; several flints; a bronze peg, thought to have been used to hold planks together; and many other items of interest.

The WARRANT OF ARREST IN REM, No. 205 CV 0804; ORDER, No. 205 CV 0804; ORDER APPOINTING SPECIAL PROCESS SERVER, No. 205 CV 0804; and ORDER APPOINTING SUBSTITUTE CUSTODIAN, No. 205 CV 0804 were signed on Thursday, March 24, 2005 in the United States District Court for the Northern District of Georgia by the Honorable Clarence Cooper, Federal District Judge.

Admiralty intends to further examine the wreck site area within the arrested location in an effort to identify the ship which wrecked and to locate additional artifacts. Admiralty is working closely with its joint venture partner, Corazon & Corazon in this effort. To date, all artifacts discovered are in less than 100 feet of water and we believe that the bulk of the remains also lie at a relatively shallow depth.

Admiralty CEO, G. Howard Collingwood stated, "In order for us to use our assets productively, we need work in addition to our permit in Jamaica where the weather precludes working during almost one-half of the year. We have been trying for some time to secure other locations of interest. We are most hopeful that the arrested area will be important for our company."

Please visit our website at: www.admiraltycorporation.com

Forward-Looking Statements Caution:

This release contains "forward looking statements". Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2003 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.


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Contact:
          Ruby Mining Company
          G. Howard Collingwood, COB & CEO (404) 231-8500
          www.admiraltycorporation.com
          www.macreport.net                          Source: Ruby Mining Company


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